Exhibit 99.2

 Parker’s Acquisition of LORD Corporation to Enhance Engineered Materials Business  PH Listed NYSE  ENGINEERING YOUR SUCCESS. April 29, 2019

 Forward-Looking Statements and Non-GAAP Financial Measures  2  Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements.The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the failure to satisfy any of the conditions to the proposed transaction set forth in the merger agreement; the possibility that a governmental entity may prohibit the consummation of the proposed transaction or may delay or refuse to grant a necessary regulatory approval in connection with the proposed transaction, or that in order for the parties to obtain any such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; adverse effects on Parker’s common stock because of the failure to complete the proposed transaction; Parker’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the proposed transaction. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed on August 24, 2018 and other periodic filings made with the SEC. Parker makes these statements as of the date of this disclosure and undertakes no obligation to update them unless otherwise required by law.This presentation contains references to adjusted net sales, EBITDA and adjusted EBITDA.  Adjusted net sales is defined as net sales with those sales attributable to portions of the business which are to be divested removed.  EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before business realignment, CLARCOR costs to achieve, net loss on sale and write-down of assets and non-recurring charges.  Although adjusted net sales,  EBITDA and adjusted EBITDA are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the transaction proposed in this presentation.  Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation.Please visit www.PHstock.com for more information

 Agenda  Transaction Overview  Strategic Fit  Introduction to  Summary and Q&A  Synergies and Financials  3

Transaction Summary

Transaction Description[1]

- **Acquisition of 100% of LORD Corporation**
  - Leader in materials science and vibration control technologies
  - CY19E Sales: ~$1.1B; CY19E adjusted EBITDA margin: ~23%
- **Greatly expands Parker's Engineered Materials business**

Transaction Consideration

- **$3.675B Cash Purchase Price**
  - 15.1x EV / CY19E adjusted EBITDA
  - 9.9x EV / CY19E adjusted EBITDA (including cost synergies)

Expected Financial Impact

- **EPS accretive in the first 12 months[2]**
- **EBITDA margin and organic sales growth accretive**
- **High single-digit ROIC in year 5 with continued expansion**
- **Significant cost synergy opportunity of $125M**
- **Funded with debt**

Closing

- **Expected within four to six months[3]**

1. CY19 LORD forecast as of 3/31/19, Sales and EBITDA adjusted for portion of business to be divested and non-recurring charges
2. Excludes one-time costs and deal-related amortization
3: Subject to customary closing conditions and required regulatory approvals

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 Strategic Portfolio Acquisition - Greatly Expands Engineered Materials Business  Culturally Aligned with Rich History of Innovation and Product Reliability  Strong Global Brands and Longstanding Blue-Chip Customer Relationships  Strengthens Materials Science, Electrification and Aerospace Offerings  Compelling Strategic & Financial Benefits  Complementary Products, Markets & Geographies - Aligned to Key Mega Trends  Expected to be Accretive to Organic Growth, EBITDA Margin, Cash Flow & EPS1  1: Excludes one-time costs and deal-related amortization  5

 Sales Growth and Margin Accretive  6  Note: Parker financials pro forma for prior acquisitions for all yearsParker FY19 Sales and adjusted EBITDA as of guidance given 1/31/19 and exclude FY19 business realignment charges, costs to achieve, and net loss on sale and write down of assetsCY19 LORD forecast as of 3/31/19    LORD (CY Dec ‘19)3    Parker (FY Jun ‘19)1,2    3 Year Sales CAGR  (%)  Adjusted EBITDA Margin  (%)

LORD Corporation Introduction

Leader in Materials Science and Vibration Control Technologies

Overview

- 95-year heritage and track record of growth and success in innovation
- Mission-critical products, including specialty adhesives and coatings, and vibration control technologies
- Top supplier to key OEMs for decades
- Deep active patent portfolio, plus significant trade secrets and proprietary formulations
- Top industry brands
- Broad customer base ~1,800 across 79 countries

~$1.1 Billion in Sales[1]


Industrial
37%
Aerospace & Defense
33%
30%
Auto


LatAm
6%
EMEA
23%
46%
U.S. & Canada
25%
APAC

1. CY19 LORD forecast as of 3/31/19, sales adjusted for portion of business to be divested

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Similar Values and History

Top Quartile Focus

Parker

- Founded in 1917
- Founder: Arthur L. Parker
- Began in Cleveland, OH
- Spirit of St. Louis Fittings
- Engagement: High Performance Teams
- Strategy: The Win Strategy™

LORD

- Founded in 1924
- Founder: Hugh C. Lord
- Began in Erie, PA
- Spirit of St. Louis Vibration Controls
- Engagement: High Performance Teams
- Strategy: LORD Summits



Spirit of St. Louis

Associated Press Photo

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Proprietary Products for Mission-Critical Applications

Key Technologies		Selected Products/Solution	Differentiators
Rubber-to-Substrate Bonding		Chemlok® brand On virtually every vehicle in the world	Proprietary adhesives for all rubber bonding applications
Thermal Management		CoolTherm® brand Leading brand for heat dissipation materials and adhesives	Broad range of chemistries: acrylic, silicone, urethane, epoxy By 2019, over 1 million EVs will be produced to date using LORD solutions
Structural Adhesives		Versilok®, Fusor®, Maxlok®, LORD® Trusted by OEMs for assembly/repair	Broad range of chemistries Critical supplier to auto OEMs
Electro-mechanical Systems		Active vibration control systems Magnetically responsive devices	Patented technology Rotary wing first to market
Passive Vibration Control		Engine attachment systems High capacity laminate bearings for helicopters Elastomer mounts for vehicles	Expertise in materials, stress measurement, vibration, motion control

- Critical solutions for high cost of failure applications
- Low cost to value ratio
- Trusted, safe and reliable
- Longstanding customer relationships

9

Parker

 Materials Science Technology Expansion   Technology Platforms    Combined                                            Adhesion and Coating Science  Vibration Isolation  Passive and Active Damping  Cockpit Controls  Thermal Management  Sealing Technologies  EMI/RFI Shielding  Thermoplastics  Elastomers                  Note: Different but complementary product offerings in represented industries                  Capabilities  10

  Industry    Combined                  Automotive (ICE)  Automotive (HEV/BEV)  Aerospace & Defense  Construction & Agriculture  Energy & Process  Telecom & Information Technologies  General Industrial          Note: Different but complementary product offerings in represented industries  Capabilities  11  Complementary Industries Focus  Growth Accelerators:Aerospace, Lightweighting & Electrification

 Leading Rubber to Substrate Applications  12  Wide spectrum of adhesives for bonding rubber to various substrates, coatings used to enhance rubber surfaces, and other specialty adhesives   Most trusted adhesive in the marketA solution for every processA solution for every elastomer to substrateA solution for every environment

 Mission-Critical Helicopter Applications  13  Vibration Control & Torque Monitoring  Bearings & Dampers  Cockpit Controls  Mounts & Isolators  Recognized Pioneer in Aerospace and Defense

 Comprehensive Fixed Wing Applications  14  Decades-long Reputation for World Class Capability, Low Risk and Innovation  Vibration Control & Torque Monitoring  Bearings & Dampers  Cockpit Controls  Mounts & Isolators

 MR Dampers  Elastomer Mounts  Off-Highway Vehicle Applications  15  Materials Science and Bonding Expertise

Innovative Lightweighting Applications

Lightweighting Auto Body Assembly


Spoilers,
Tailgates and
Bumpers
Hoods
Body &
Chassis
Fenders
Doors

Industrial Fabrication and Assembly


Truck Door Skins


Ceiling Panels


Liftgates


Spoilers


Boat Decks

A Spectrum of Solutions for Body Assembly, Industrial Assembly & Corrosion Protection

Versilok® Maxlok™ FUSOR® LORD® Adhesives Parker

16

   Advanced Hybrid and Electric Vehicle Applications  Battery Pack       Key Solutions Provider for Electrification  17

 Strengthening Our PortfolioAdding a Top Quartile Growth & Margin Business  Source: Company filings and internal financial data1: Parker FY18 EBITDA adjusted for business realignment, CLARCOR costs to achieve and net loss on sale and write-down of assets 2. LORD sales adjusted for business to be divested and EBITDA adjusted for non-recurring charges3: Excludes synergies  Engineered Materials 100%  +  =  Parker FY18  LORD CY182  Combined3  +  =  $1.0B  $14.3B  $15.3B  22.1%  17.5%1  17.8%      Sales Allocation By Region  Sales  Adjusted EBITDA Margin  Motion Systems24%  Flow & Process Control30%  Filtration &EngineeredMaterials29%  AerospaceSystems16%  Sales Allocation ByTechnology Platform  Motion Systems23%  Flow & Process Control28%  Filtration &EngineeredMaterials34%  AerospaceSystems15%  North America64%  EMEA22%  U.S. &Canada46%  Asia25%  EMEA23%  Latin America6%  NorthAmerica62%  Asia Pacific13%  Latin America 1%  EMEA22%  Latin America 2%  25%  18

Meaningful & Achievable Synergies

	Pre-Tax Run-Rate Synergy Estimate	Anticipated Areas of Synergies
Cost Synergies	**$125M** (Run-rate by Fiscal Year 2023)	→ Win Strategy Implementation
		→ Supply Chain
		→ Lean Productivity
		→ SG&A Costs

- **Estimated One-time Costs to Achieve ~$80M**

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Parker

Great Value for Parker Shareholders

EPS Accretive	→ EPS expected to be accretive in first 12 months[1]
Attractive ROIC	→ High single-digit ROIC expected in year 5 with continued expansion
EBITDA Margin Accretive	→ LORD's adjusted EBITDA margin at ~23%[2] → Combined adjusted EBITDA margin forecasted to improve by more than 300 bps by year 5
Significant Synergy Opportunity	→ Expected pre-tax run-rate cost synergies of $125M → Reduced execution risk through Win Strategy implementation
Top Quartile Performer	→ Materials science technology and innovation leader → Critical solutions for fast growing applications
Optimal Capital Allocation	→ Great capital deployment driving long-term shareholder value → Retain dividend payout target at avg. of 30-35% of net income over 5 years

1: Excludes one-time costs and deal-related amortization
2: CY19 LORD forecast as of 3/31/19, EBITDA adjusted for portion of business to be divested and non-recurring charges

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Parker

21

     22    Appendix

GAAP to Non-GAAP Reconciliations Reconciliation of Net Sales to Adjusted Net Sales and EBITDA to Adjusted EBITDA  Fiscal Year Ended June Fiscal Year Ended (Unaudited) 30,2018 December 31, 2018 Illustrative (Dollars in millions) Parker Hannifin LORD Combined (1) Net sales $ 14,31:12 $ 1,025 $ 15,327 Portion of business to be divested - (16) (16)  Adjusted net sales $ 14,302 $ 1,009 $ 15,311 Earnings before income taxes $ 1,702 $ 154 $ 1,856 Depreciation and amortization 406 36 502 Interest expense (2) 214 10 224 EBITDA 2,382 203 2,582 Business realignment charges 46 - 46 Clarcor costs to achieve 37 - 37 Net loss on sale and write-down of assets 32 - 32 Nm-recurring charges (3) - 23 23 Adjusted EBITDA (without synergies) $ 2,497 $ 223 $ 2,720 Synergies (4) - 125 125 Adjusted EBITDA (with synergies) $ 2,497 $ 348 $ 2,845 Adjusted EBITDA margin (without synergies) 17.5% 221% 17.8% (1) - Parker results for fiscal year ended June 30, 2018. LORD results for calendar year ended December 31, 2018. Combined for illustrative purposes only. Pro forma results in accordance with Article 11 of Regulation 5-X would differ. LORD results nets $1 of interest income against interest expense. LORD results adjusted for non-recurring charges including divestiture transaction expenses of $6, business realignment charges of $5, discretionary bonus costs of $4 and other costs of $8. (4) -Synergies run-rate by Fiscal Year 2023. 23

GAAP to Non-GAAP Reconciliations  Reconciliation of Forecasted Net Sales to Adjusted Net Saks and EBITDA to Adjusted EBITDA  Forecasted Fiscal Year Ended June 30, 2019 Parker Hannifin Forecasted Fiscal Year Ended December 31, 2019 LORD Ilustrative Combined (1) (Unaudited) (Dollars in millions) Forecasted net sales $ 14,414 $ 1,033 $ 15,502 Portion of business to be divested - (18) (18)  Forecasted adjusted net sales $ 14,414 $ 1,070 $ 15,484 Forecasted earnings before inane tacos $ 1,951 $ 188 $ 2,133 Depreciation and amortization 487 36 523 Interest expense (2) 186 10 196 Forecasted EBITDA 2,624 234 2,858 Business realignment charges 19 19 Clamor costs b achieve 16 16 Nm-recurring charges - 10 10 Forecasted adjusted EBITDA (without synergies) $ 2,699 $ 244 $ 2,903 Synergies (3) - 125 125 Forecasted adjusted EBITDA (with synergies) $ 2,650 $ 369 $ 3,028 Forecasted EBITDA margin 18.2% 21.5% 18.4% Forecasted adjusted EBITDA margin (without synergies) 18.4% 22.8% 18.7% Parker expected results for fiscal year ended June 30, 2019 as of guidance provided January 31, 2019. LORD expected results for calendar year ended December 31, 2019 as of March 31, 2019. Combined for illustrative purposes only. Pro forma results in accordance with Article 11 of Regulation S-X would differ. LORD results nets $1 of interest income against interest expense. (3) - Synergies run-rate by Fiscal Year 2023.